CALVERT EMERGING MARKETS ADVANCEMENT FUND
CALVERT EMERGING MARKETS EQUITY FUND
CALVERT INTERNATIONAL EQUITY FUND
CALVERT INTERNATIONAL OPPORTUNITIES FUND

Supplement to Prospectus dated February 1, 2022

1.The following replaces the Annual Fund Operating Expenses Table under “Calvert International Opportunities Fund” in “Fund Summaries”:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.87%	0.87%	0.87%	0.87%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.18%	0.18%	0.18%	0.10%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.31%	2.06%	1.06%	0.98%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$651	$918	$1,205	$2,021	$651	$918	$1,205	$2,021
Class C shares	$309	$646	$1,108	$2,197	$209	$646	$1,108	$2,197
Class I shares	$108	$337	$585	$1,294	$108	$337	$585	$1,294
Class R6 shares	$100	$312	$542	$1,201	$100	$312	$542	$1,201

May 3, 2022	40680 5.3.22